UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
⌧	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Argan, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Argan, Inc. 4075 Wilson Boulevard, Suite 440 Arlington, Virginia 22203 Stockholders are cordially invited to attend the Annual Meeting and vote in person. Dear Shareholder, You are cordially invited to attend our 2025 Annual Meeting of Stockholders to be held on Tuesday, June 17, 2025 at 11:00 a.m., local time, at 901 N. Glebe Road, Suite 300, Arlington, Virginia 22203. Proposals to be considered at the Annual Meeting: (1) The election of nine directors to our Board of Directors, each to serve until our 2026 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal. (2) The non-binding advisory approval of our executive compensation (the “say-on-pay” vote). (3) The non-binding advisory vote on the frequency of the stockholder vote on our executive compensation (the “say-on-frequency” vote). (4) The approval of an amendment of the Company’s Certificate of Incorporation to limit the personal liability of certain officers in addition to our directors. (5) The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2026. (6) The transaction of any other business that may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the nine nominees, “FOR” proposals 2, 4 and 5 and for an “Every Year” frequency vote for proposal 3. You are receiving this communication because you hold shares of our Common Stock, and the materials you should review before you cast your vote are now available. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: http://www.cstproxy.com/arganinc/2025 CONTROL NUMBER ARGAN, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 196991 Argan Draft Notice Rev1 Front Notice of Annual Meeting of Stockholders To Be Held Tuesday, June 17, 2025 and Notice of Internet Availability of Proxy Materials Proxy Materials for the 2025 Annual Meeting of Stockholders are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

2025 Argan, Inc. 4075 Wilson Boulevard, Suite 440 Arlington, Virginia 22203 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Tuesday, June 17, 2025 The following Proxy Materials are available to you to review at http://www.cstproxy.com/arganinc/2025 - the Company’s Annual Report for the year ended January 31, 2025, - the Company’s 2025 Proxy Statement, - the Proxy Card, and - any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 3, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to http://www.cstproxy.com/arganinc/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 196991 Argan Draft Notice Rev1 Back